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                                                                    EXHIBIT 21

                      UNITED STATES CELLULAR CORPORATION
                     SUBSIDIARY AND AFFILIATED COMPANIES
                             DECEMBER 31, 1996


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                                                                                         STATE OF
                                                                                         INCORPORATION
                                                                                         -------------
         UNITED STATES CELLULAR CORPORATION                                              DELAWARE
         UNITED STATES CELLULAR OPERATING COMPANY                                        DELAWARE
         UNITED STATES CELLULAR INVESTMENT COMPANY                                       DELAWARE
         USCC REAL ESTATE CORPORATION                                                    DELAWARE
         USCC PAYROLL CORPORATION                                                        DELAWARE
         CARRY PHONE, INC.                                                               DELAWARE
         CELLVEST, INC.                                                                  DELAWARE
         COMVEST, INC.                                                                   DELAWARE
         ILP, INC.                                                                       DELAWARE
         CALIFORNIA RURAL SERVICE AREA #1, INC.                                          CALIFORNIA
         CALIFORNIA RSA #2, INC.                                                         DELAWARE
         CALIFORNIA RSA #9, INC.                                                         CALIFORNIA
         FLORIDA RSA #8, INC.                                                            DELAWARE
         USCOC OF FLORIDA RSA #9, INC.                                                   FLORIDA
         FLORIDA RSA #10, INC.                                                           FLORIDA
         USCOC OF GEORGIA RSA #1, INC.                                                   GEORGIA
         GEORGIA RSA #11, INC.                                                           GEORGIA

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                                                                                         STATE OF
                                                                                         INCORPORATION
                                                                                         -------------
         USCOC OF HAWAII 3, INC.                                                         DELAWARE
         USCOC OF IDAHO RSA #5, INC.                                                     DELAWARE
         USCOC OF ILLINOIS RSA #1, INC.                                                  VIRGINIA
         ILLINOIS RSA #3, INC.                                                           ILLINOIS
         USCOC OF ILLINOIS RSA #4, INC.                                                  ILLINOIS
         USCOC OF INDIANA RSA #2, INC.                                                   INDIANA
         INDIANA RSA #4, INC.                                                            DELAWARE
         INDIANA RSA #5, INC.                                                            INDIANA
         USCOC OF IOWA RSA #1, INC.                                                      IOWA
         IOWA RSA #3, INC.                                                               DELAWARE
         OHIO STATE CELLULAR PHONE COMPANY, INC.                                         DELAWARE
         IOWA RSA #9, INC.                                                               DELAWARE
         UNITED STATES CELLULAR OPERATING COMPANY - DES MOINES                           IOWA
         IOWA RSA #12, INC.                                                              DELAWARE
         IOWA 13, INC.                                                                   DELAWARE
         USCOC OF IOWA RSA #16, INC.                                                     DELAWARE
         MAINE RSA #1, INC.                                                              MAINE
         MAINE RSA #4, INC.                                                              MAINE
         MAINE RSA NO. 4 LIMITED PARTNERSHIP
         USCOC OF CUMBERLAND, INC.                                                       MARYLAND
         MICHIGAN RSA #4, INC.                                                           MICHIGAN
         USCOC OF MISSOURI RSA #5, INC.                                                  ILLINOIS
         UNITED STATES CELLULAR OPERATING COMPANY OF COLUMBIA                            MISSOURI
         USCOC OF MISSOURI RSA #13, INC.                                                 DELAWARE
         MISSOURI #15 RURAL CELLULAR, INC.                                               MISSOURI
         PEACE VALLEY CELLULAR TELEPHONE COMPANY                                         DELAWARE
         NH #1 RURAL CELLULAR, INC.                                                      NEW HAMPSHIRE
         USCOC OF NEW YORK RSA #6, INC.                                                  DELAWARE
         HUDSON CELLULAR LIMITED PARTNERSHIP
         NORTH CAROLINA RSA #4, INC.                                                     DELAWARE
         RANDOLPH CELLULAR TELEPHONE COMPANY                                             NORTH CAROLINA
         NORTH CAROLINA RSA NO. 6, INC.                                                  CALIFORNIA
         USCOC OF NORTH CAROLINA RSA #7, INC.                                            NORTH CAROLINA
         OHIO RSA #1, INC.                                                               OHIO
         USCOC OF OHIO RSA #7, INC.                                                      COLORADO
         UNITED STATES CELLULAR OPERATING COMPANY OF TULSA, INC.                         OKLAHOMA
         OKLAHOMA OPCO. OF RSA #8, INC.                                                  OKLAHOMA
         USCOC OF TEXAHOMA, INC.                                                         TEXAS
         TEXAHOMA CELLULAR TELEPHONE CORPORATION                                         TEXAS
         TEXAHOMA CELLULAR LIMITED PARTNERSHIP
         OKLAHOMA #9 RURAL CELLULAR, INC.                                                OKLAHOMA
         USCOC OF OKLAHOMA RSA #10, INC.                                                 OKLAHOMA
         OREGON RSA #2, INC.                                                             OREGON
         OREGON RSA #3, INC.                                                             OREGON
         OREGON RSA NO. 3 LIMITED PARTNERSHIP
         USCOC OF OREGON RSA #5, INC.                                                    DELAWARE
         OREGON RSA #6, INC.                                                             OREGON
         UNITED STATES CELLULAR OPERATING COMPANY OF WILLIAMSPORT                        PENNSYLVANIA
         CANTON CELLULAR TELEPHONE COMPANY                                               PENNSYLVANIA
         USCOC OF PENNSYLVANIA RSA #9, INC.                                              DELAWARE
         UNIONTOWN CELLULAR TELCO, INC.                                                  DELAWARE
         FAYETTE - GREENE CELLULAR TELCO, INC.                                           DELAWARE
         PA RURAL SERVICE AREA NO. 9 LIMITED PARTNERSHIP
         BLOCK B CELLULAR CORPORATION                                                    PENNSYLVANIA
         LAUREL HIGHLAND CELLULAR TELEPHONE COMPANY                                      DELAWARE
         TRI - STATE CELLULAR PARTNERSHIP

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                                                                                         STATE OF
                                                                                         INCORPORATION
                                                                                         -------------
         PENNSYLVANIA RSA NO. 10B (II) LIMITED PARTNERSHIP
         USCOC OF SOUTH CAROLINA RSA #4, INC.                                            SOUTH CAROLINA
         UNITED STATES CELLULAR INVESTMENT CO. OF NASHVILLE                              TENNESSEE
         TENNESSEE RSA #3, INC.                                                          DELAWARE
         TENNESSEE RSA #4 SUB 2, INC.                                                    TENNESSEE
         TENNESSEE RSA #6 B, INC.                                                        TENNESSEE
         UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE                           TENNESSEE
         UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER KNOXVILLE), L.P.
         TEXAS #20 RURAL CELLULAR, INC.                                                  TEXAS
         TDS V2B ACQUISITION CORP.                                                       DELAWARE
         LAKE CHAMPLAIN CELLULAR PARTNERSHIP
         VERMONT INDEPENDENT CELLULAR TELEPHONE GENERAL PARTNERSHIP
         USCOC OF VIRGINIA RSA #2, INC.                                                  VIRGINIA
         USCOC OF VIRGINIA RSA #4, INC.                                                  ILLINOIS
         VIRGINIA RSA #4, INC.                                                           VIRGINIA
         VIRGINIA RSA #7, INC.                                                           VIRGINIA
         USCOC OF WASHINGTON - 4, INC.                                                   DELAWARE
         WASHINGTON RSA #5, INC.                                                         WASHINGTON
         WESTERN SUB - RSA LIMITED PARTNERSHIP
         MCDANIEL CELLULAR TELEPHONE COMPANY                                             DELAWARE
         USCOC OF WEST VIRGINIA RSA #2, INC.                                             WEST VIRGINIA
         HARDY CELLULAR TELEPONE COMPANY                                                 DELAWARE
         GEORGIA RSA #13, INC.                                                           GEORGIA
         USCOC OF WISCONSIN RSA #6, INC.                                                 DELAWARE
         WISCONSIN RSA #7, INC.                                                          DELAWARE
         WISCONSIN RSA #8, INC.                                                          WISCONSIN
         WISCONSIN RSA GENERAL PARTNER, INC.                                             DELAWARE
         WISCONSIN RSA NO. 8 LIMITED PARTNERSHIP
         USCIC OF FRESNO, INC.                                                           CALIFORNIA
         USCIC OF COLORADO RSA #3, INC.                                                  DELAWARE
         WESTERN COLORADO CELLULAR, INC.                                                 COLORADO
         WESTERN COLORADO CELLULAR OF COLORADO LIMITED PARTNERSHIP
         IDAHO INVCO OF RSA #1, INC.                                                     DELAWARE
         IDAHO RSA NO. 1 LIMITED PARTNERSHIP
         MINNESOTA INVCO OF RSA #5, INC.                                                 DELAWARE
         MINNESOTA INVCO OF RSA #7, INC.                                                 DELAWARE
         MINNESOTA INVCO OF RSA #8, INC.                                                 DELAWARE
         MINNESOTA INVCO OF RSA #9, INC.                                                 DELAWARE
         MINNESOTA INVCO OF RSA #10, INC.                                                DELAWARE
         MINNESOTA INVCO OF RSA #11, INC.                                                DELAWARE
         USCIC OF NORTH CAROLINA RSA #1, INC.                                            DELAWARE
         NORTH CAROLINA RSA 1 PARTNERSHIP
         TEXAS INVCO OF RSA #6, INC.                                                     DELAWARE
         COMMUNITY CELLULAR TELEPHONE COMPANY                                            TEXAS
         TEXAS INVCO OF RSA #17, INC.                                                    DELAWARE
         USCIC OF SEATTLE, INC.                                                          DELAWARE
         WISCONSIN INVCO OF RSA #7, INC.                                                 DELAWARE
         UNITED STATES CELLULAR INVESTMENT COMPANY OF ROCKFORD                           DELAWARE
         UNITED STATES CELLULAR OPERATING COMPANY OF ATLANTIC CITY, INC.                 NEW JERSEY
         UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR                              MAINE
         BANGOR CELLULAR TELEPHONE, L.P.                                                 DELAWARE
         UNITED STATES CELLULAR OPERATING COMPANY OF BILOXI                              MISSISSIPPI
         UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS                        DELAWARE
         CEDAR RAPIDS CELLULAR TELEPHONE, L.P.
         USCOC OF CHARLOTTESVILLE, INC.                                                  VIRGINIA
         CHARLOTTESVILLE CELLULAR PARTNERSHIP

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                                                                                         STATE OF
                                                                                         INCORPORATION
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
         USCOC OF CORPUS CHRISTI, INC.                                                   TEXAS
         UNITED STATES CELLULAR OPERATING COMPANY - QUAD CITIES                          IOWA
         DAVENPORT CELLULAR TELEPHONE COMPANY, INC.                                      DELAWARE
         DAVENPORT CELLULAR TELEPHONE COMPANY
         UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE                             IOWA
         DUBUQUE CELLULAR TELEPHONE, L.P.                                                DELAWARE
         UNITED STATES CELLULAR OPERATING COMPANY OF EVANSVILLE, INC.                    INDIANA
         EVANSVILLE CELLULAR TELEPHONE COMPANY
         UNITED STATES CELLULAR OPERATING COMPANY OF FT. PIERCE                          FLORIDA
         CENTRAL FLORIDA CELLULAR TELEPHONE COMPANY, INC.                                FLORIDA
         UNITED STATES CELLULAR OPERATING COMPANY OF JOPLIN                              MISSOURI
         JOPLIN CELLULAR TELEPHONE COMPANY, INC.                                         DELAWARE
         TRI - STATES CELLULAR COMMUNICATIONS, INC.                                      MISSOURI
         JOPLIN CELLULAR TELEPHONE COMPANY, L.P.
         UNITED STATES CELLULAR OPERATING COMPANY OF LACROSSE, INC.                      WISCONSIN
         LACROSSE  CELLULAR TELEPHONE COMPANY, INC.                                      DELAWARE
         LAR - TEX CELLULAR TELEPHONE COMPANY, INC.                                      DELAWARE
         UNITED STATES CELLULAR OPERATING COMPANY OF LEWISTON - AUBURN                   MAINE
         LEWISTON CELLTELCO PARTNERSHIP
         UNITED STATES CELLULAR OPERATING COMPANY OF MANCHESTER - NASHUA, INC.           NEW HAMPSHIRE
         MANCHESTER - NASHUA CELLULAR TELEPHONE, L.P.
         UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD                             OREGON
         MEDFORD PAGING, INC.                                                            OREGON
         UNITED STATES CELLULAR OPERATING COMPANY OF OWENSBORO                           DELAWARE
         OWENSBORO CELLULAR TELEPHONE, L.P.
         USCOC OF PORTLAND, INC.                                                         MAINE
         UNITED STATES CELLULAR OPERATING COMPANY OF POUGHKEEPSIE, INC.                  NEW YORK
         UNITED STATES CELLULAR OPERATING COMPANY OF RICHLAND                            WASHINGTON
         TRI - CITIES PAGING, INC.                                                       WASHINGTON
         UNITED STATES CELLULAR OPERATING COMPANY OF ROCHESTER                           MINNESOTA
         DRGP, INC.                                                                      DELAWARE
         ROCHESTER CELLULAR TELEPHONE COMPANY, L.P.
         USCOC OF TALLAHASSEE, INC.                                                      FLORIDA
         TULSA GENERAL PARTNER, INC.                                                     DELAWARE
         UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER TULSA)
         USCOC OF VICTORIA, INC.                                                         TEXAS
         VICTORIA CELLULAR PARTNERSHIP
         VICTORIA CELLULAR CORPORATION                                                   TEXAS
         UNITED STATES CELLULAR OPERATING COMPANY OF WATERLOO                            IOWA
         WATERLOO / CEDAR FALLS CELLTELCO PARTNERSHIP
         UNITED STATES CELLULAR OPERATING COMPANY OF WAUSAU, INC.                        WISCONSIN
         WAUSAU CELLULAR TELEPHONE COMPANY LIMITED PARTNERSHIP
         UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA                              WASHINGTON
         YAKIMA MSA LIMITED PARTNERSHIP
         YAKIMA VALLEY PAGING LIMITED PARTNERSHIP
         UNITED STATES CELLULAR INVESTMENT CO. OF ALLENTOWN                              PENNSYLVANIA
         USCIC OF AMARILLO. INC.                                                         DELAWARE
         UNITED STATES CELLULAR INVESTMENT COMPANY OF BATON ROUGE                        LOUISIANA
         CAPITOL CELLULAR, INC.                                                          LOUISIANA
         CSII OF BATON ROUGE, INC.                                                       DELAWARE
         STAR CELLULAR COMMUNICATIONS, INC.                                              LOUISIANA
         STAR CELLULAR TELEPHONE COMPANY, INC.                                           DELAWARE
         BATON ROUGE MSA LIMITED PARTNERSHIP
         UNITED STATES CELLULAR INVESTMENT COMPANY OF BINGHAMTON, INC.                   NEW YORK
         CELLULAR AMERICA TELEPHONE COMPANY                                              PENNSYLVANIA

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                                                                                         STATE OF
                                                                                         INCORPORATION
                                                                                         -------------
         USCIC OF BROWNSVILLE, INC.                                                      DELAWARE
         UNITED STATES CELLULAR INVESTMENT COMPANY OF EAU CLAIRE, INC.                   WISCONSIN
         UNIVERSAL CELLULAR FOR EAU CLAIRE MSA, INC.                                     WISCONSIN
         LAVACA CELLULAR TELEPHONE COMPANY                                               OKLAHOMA
         UNITED STATES CELLULAR INVESTMENT COMPANY OF GALVESTON                          TEXAS
         UNITED STATES CELLULAR INVESTMENT COMPANY OF GREEN BAY, INC.                    WISCONSIN
         UNITED STATES CELLULAR INVESTMENT COMPANY OF HUNTSVILLE, INC.                   ALABAMA
         UNITED STATES CELLULAR INVESTMENT COMPANY OF IOWA CITY                          IOWA
         USCIC OF JACKSON, INC.                                                          DELAWARE
         UNITED STATES CELLULAR INVESTMENT COMPANY OF LAFAYETTE                          LOUISIANA
         UNITED STATES CELLULAR INVESTMENT CORPORATION OF LOS ANGELES                    INDIANA
         USCIC OF MCALLEN, INC.                                                          DELAWARE
         USCIC OF OCALA, INC.                                                            FLORIDA
         FOUR D, LTD.                                                                    MICHIGAN
         UNITED STATES CELLULAR INVESTMENT CO. OF OKLAHOMA CITY, INC.                    OKLAHOMA
         UNITED STATES CELLULAR INVESTMENT COMPANY OF PORTSMOUTH, INC.                   NEW HAMPSHIRE
         UNITED STATES CELLULAR INVESTMENT COMPANY OF RALEIGH - DURHAM                   DELAWARE
         CAROLINA CELLULAR, INC.                                                         NORTH CAROLINA
         UNITED STATES CELLULAR INVESTMENT COMPANY OF SANTA CRUZ, INC.                   CALIFORNIA
         UNITED STATES CELLULAR INVESTMENT COMPANY OF SARASOTA                           FLORIDA
         UNITED STATES CELLULAR INVESTMENT COMPANY OF ST. CLOUD, INC.                    MINNESOTA
         UNITED STATES CELLULAR INVESTMENT COMPANY OF WHEELING                           WEST VIRGINIA

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